                                                                    Exhibit 10.6

                             BUYER RELEASE AGREEMENT
                             -----------------------


     THIS ACQUIRED COMPANIES RELEASE AGREEMENT (the "Agreement") dated November 24, 2003 is entered into between CONAGRA FOODS, INC., a Delaware corporation ("ConAgra") and the ACQUIRED COMPANIES (as defined below).

RECITALS:
---------

     (a) ConAgra and UAP Holding Corp., a Delaware corporation ("UAP") are parties to that certain Stock Purchase Agreement, dated October 29, 2003 (the "Definitive Agreement") pursuant to which ConAgra agreed to sell, and UAP agreed to purchase, all of the issued and outstanding shares of the Acquired Companies.

     (b) Pursuant to the terms of the Definitive Agreement, UAP agreed to cause each of the Acquired Companies to execute and deliver to ConAgra an agreement pursuant to which the Acquired Companies release ConAgra and its Affiliates from all matters arising prior to the Closing Date, except as provided herein.

AGREEMENT:
----------

     1. Release. Except as expressly provided below, each Acquired Company hereby expressly releases any and all Liabilities, Actions, causes of action or other matters, whether known or unknown, it has or may have against ConAgra and/or its Affiliates (other than the Acquired Companies) and its respective officers, directors, and employees (in their capacities as officers, directors and employees) relating to, or arising out of, or in any way connected with events or happenings which occurred or failed to occur on or prior to the date hereof. Notwithstanding the foregoing, this Release shall not apply to, and each Acquired Company reserves all claims and rights it may have against ConAgra with respect to (i) claims arising under the Definitive Agreement, the Ancillary Agreements, or any agreement entered into in connection with the transactions contemplated by the Definitive Agreement, (ii) product liability claims for products sold by ConAgra to any Acquired Company prior to the date hereof, (iii) items 1, 5 and 6 of Exhibit 9.1.3 to the Definitive Agreement, and (iv) claims arising from any act or omission constituting fraud, gross negligence or willful misconduct.

     2. Notices. All notices, demands or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed in accordance with the provisions of the Definitive Agreement.

     3. Assignment. None of the parties hereto shall assign its rights or delegate its duties under this Agreement without the prior written consent of the other parties hereto except to an Affiliate of such party and except that the Acquired Companies may assign and/or charge all or any of its rights under this Agreement by way of security to any bank(s) and/or holders of any debt securities and/or financial institution(s) and/or hedge counterparties and/or any other person (together, the "Financiers") lending money or making other banking facilities available to the Acquired Companies, UAP and their respective affiliates or to any Financiers who provide funds on or in connection with any subsequent refinancing of any such funding or to any person from time to time appointed by any Financier to act as a security trustee on behalf of such Financier; without limitation to the foregoing, any such person or Financier may assign such rights on any enforcement of the security under such finance arrangement; provided further, however, that no assignment under this Section 3 shall relieve any Acquired Company of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding on, and inure to the benefit of, the parties and their respective affiliates, successors and assigns.

     4.   Miscellaneous.

     4.1 Defined Terms. Unless the context requires otherwise, each defined term used herein shall have the same meaning given to such defined term in the Definitive Agreement.

     4.2 Terms Generally. The headings of Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument is to it as amended and supplemented from time to time.

     4.3 Amendments. This Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in writing signed by each of the parties affected thereby.

     4.4 Severability. If any provision or any part of any provision of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement or part hereof which shall continue in full force and effect.

     4.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.6 Governing Law. The validity, interpretation, enforceability and performance of this Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to choice of law or conflicts of law provisions.

     4.7 Waiver. The waiver by any party of any instance of any other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of other instances or of any party's remedies for such noncompliance. No delay or failure by one party to exercise any right or remedy against another party will be construed as a waiver of that right or remedy.

              [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly and lawfully authorized officers or legal representatives effective as of the day and year first above written.

CONAGRA FOODS, INC.,
a Delaware corporation


By:        /s/ Patrick K. Koley
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


ACQUIRED COMPANIES:

UNITED AGRI PRODUCTS, INC.,
a Delaware corporation


By:        /s/ David Bullock
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------

AG-CHEM, INC.,                            BALCOM CHEMICALS, INC.,
a Maryland corporation                    a Colorado corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UAP 23, INC., F/K/A CAG 23, INC.,         CROPMATE COMPANY,
a Delaware corporation                    a Delaware corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


CSK ENTERPRISES, INC.,                    GAC 26, INC.,
a Delaware corporation                    a Nebraska corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

UAP 27, INC. F/K/A CAG 27, INC.,          GROWER SERVICE CORPORATION (NEW YORK),
a Delaware corporation                    a New York corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


HACO, INC.,                               LOVELAND INDUSTRIES, INC.,
an Illinois corporation                   a Colorado corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

LOVELAND PRODUCTS, INC.,                  GENMARKS, INC.,
a Colorado corporation                    a Delaware corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

MIDWEST AGRICULTURE WAREHOUSE CO.,        OSTLUND CHEMICAL CO.,
a Nebraska corporation                    a North Dakota corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

PLATTE CHEMICAL CO.,                      PUEBLO CHEMICAL & SUPPLY CO.,
a Nebraska corporation                    a Colorado corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

RAVAN PRODUCTS, INC.,                     S.E. ENTERPRISES, INC.,
a Georgia corporation                     a Delaware corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

SNAKE RIVER CHEMICALS, INC.,              TRANSBAS, INC.,
an Idaho corporation                      a Tennessee corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

TRI-RIVER CHEMICAL COMPANY, INC.,         TRI-STATE CHEMICALS, INC.,
a Washington corporation                  a Texas corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

TRI-STATE DELTA CHEMICALS, INC.,          UAP RECEIVABLES CORPORATION,
a Mississippi corporation                 a Delaware corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

UAP 22, INC. F/K/A UAP/CAG 22, INC.,      UAP/GA AG CHEM, INC.,
a Texas corporation                       a Georgia corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

UAPLP, INC.,                              UNITED AGRI PRODUCTS - FLORIDA, INC.,
a Delaware corporation                    a Florida corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

UNITED AGRI PRODUCTS FINANCIAL            VERDICON, INC.,
SERVICES, INC., a Colorado corporation    a Delaware corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

YVC, INC.,                                UNITED AGRI PRODUCTS CANADA INC.,
a Montana corporation                     a Canadian corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

2326396 CANADA, INC.,
a Canadian corporation


By:        /s/ David Bullock
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------